Exhibit 10.1
$1,000,000,000
M.D.C. HOLDINGS, INC.
MEDIUM-TERM SENIOR NOTES
MEDIUM-TERM SUBORDINATED NOTES
AMENDED AND RESTATED DISTRIBUTION AGREEMENT
New York, New York
October 6, 2004, as amended and
restated as of January 9, 2006

Banc of America Securities LLC	J.P. Morgan Securities Inc.
214 North Tryon Street	270 Park Avenue, 8th Floor
NC1-027-14-01	New York, New York 10017
Charlotte, North Carolina 28255

BNP Paribas	McDonald Investments Inc.
787 Seventh Avenue	127 Public Square, 4th Floor
New York, New York 10019	Mail Code: OH-01-27-0406
Cleveland, Ohio 44114

Citigroup Global Markets Inc.	Merrill Lynch, Pierce Fenner & Smith Incorporated
388 Greenwich Street	4 World Financial Center
New York, New York 10013	New York, New York 10080

Comerica Securities	SunTrust Robinson Humphrey Capital Markets
211 West Forth Street, 3rd Floor	303 Peachtree Street, NE
Mail Code: 3089	23rd Floor, MC: GA-ATL-3939
Detroit, Michigan 48226	Atlanta, Georgia 30308

Credit Suisse First Boston LLC	UBS Securities LLC
11 Madison Avenue, 5th Floor	677 Washington Boulevard
New York, New York 10010	Stamford, Connecticut 06901

Deutsche Bank Securities Inc.	Wachovia Capital Markets, LLC
60 Wall Street, 45th Floor	301 South College Street
New York, New York 10005	NC0606
Charlotte, North Carolina 28288

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Ladies and Gentlemen:
     M.D.C. Holdings, Inc., a Delaware corporation (the “Company”), confirms its agreement with each of you (each an “Agent” and, together with the additional agents which may become a party hereto pursuant to Section 13, the “Agents”) with respect to the issuance and sale by the Company of up to $1,000,000,000 aggregate public offering price (or such higher or lower amount as may be specified in any prospectus supplement subsequently filed by the Company with the Securities and Exchange Commission with respect to the Notes) of its Medium-Term Senior Notes Due Nine Months or More from the Original Issue Date (the “Senior Notes”) and its Medium-Term Subordinated Notes Due Nine Months or More from the Original Issue Date (the “Subordinated Notes” and together with the Senior Notes, the “Notes”). The Senior Notes are to be issued from time to time pursuant to an indenture dated as of December 3, 2002, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), and one or more supplemental indentures, including the Supplemental Indenture dated as of October 6, 2004 (the “MTN Supplemental Indenture”), by and among the Company, certain subsidiaries of the Company and the Trustee (such indenture, as supplemented by such supplemental indenture(s) or authorizing resolution(s), the “Senior Indenture”). The Subordinated Notes are to be issued from time to time pursuant to an indenture dated as of October 6, 2004 between the Company and the Trustee, and one or more supplemental indentures, including the MTN Supplemental Indenture, by and among the Company, certain subsidiaries of the Company and the Trustee (such indenture, as supplemented by such supplemental indenture(s) or authorizing resolution(s), the “Subordinated Indenture” and together with the Senior Indenture, the “Indentures”). The Company’s obligations under the Senior Indenture and the Senior Notes will be unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the wholly owned subsidiaries of the Company listed on the signature pages hereof (the “Guarantors”). The Senior Notes and the Guarantees and the Subordinated Notes are collectively referred to herein as the “Securities.” The Company and the Guarantors are collectively referred to herein as the “Issuers”. This Distribution Agreement (this “Agreement”) amends and restates the Distribution Agreement dated as of October 6, 2004, as amended by Amendment No. 1 dated as of July 20, 2005, each among the Company and the Agents.
     On December 14, 2004, the Company issued $250,000,000 aggregate public offering price of Notes. On July 7, 2005 the Company issued an additional $250,000,000 aggregate public offering price of Notes, leaving availability of $500,000,000 aggregate public offering price of Notes following such issuance.
     The Notes shall have the maturity dates, applicable interest rates or interest rate formulas, issue prices, redemption and repayment provisions and other terms set forth in the Prospectus referred to in Section 1(a) as it may be amended or supplemented from time to time, including any supplement providing for the interest rate, maturity and other terms of any Note (a “Pricing Supplement”). The Notes will be issued, and the terms thereof established, from time to time, by the Company in accordance with the applicable Indenture and the Procedures (as defined in Section 2(f)). This Agreement shall apply only to sales of the Notes and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein.

     Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Notes directly to investors on its own behalf, and to designate and select additional agents in accordance with Section 13, the Company hereby (i) appoints each of the Agents as the agent of the Company for the purpose of soliciting and receiving offers to purchase Notes from the Company and (ii) agrees that whenever the Company determines to sell Notes directly to an Agent as principal, it will enter into a separate agreement (each a “Purchase Agreement”). Each such Purchase Agreement, whether oral (any such oral agreement shall be confirmed in writing, which may be by facsimile or other electronic transmission) or in writing, shall be with respect to such information (as applicable) as specified in Exhibit B hereto, relating to such sale in accordance with Section 2(e).
     Certain capitalized terms have the meanings given to them in Section 17. Any reference herein to the “Registration Statement,” the “Prospectus” or “Permitted Free Writing Prospectus” shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of such Prospectus or any then applicable Permitted Free Writing Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of any Prospectus, as the case may be, deemed to be incorporated therein by reference. Notwithstanding the foregoing, for purposes of this Agreement any prospectus supplement prepared or filed with respect to any offering pursuant to the Registration Statement of securities other than the Notes shall not be deemed to have supplemented the Prospectus.
SECTION 1. REPRESENTATIONS AND WARRANTIES
     The Issuers in respect of the Senior Notes, jointly and severally, represent and warrant, and the Company in respect of the Subordinated Notes represents and warrants, to each Agent as of the Commencement Date (as defined in Section 2(g)) and as of the times referred to in Section 6(a) and Section 6(b) to each Agent participating in such sale (the Commencement Date and each such time being hereinafter sometimes referred to as a “Representation Date”), as follows:
     (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement (file number 333-130069) on Form S-3, including a related base prospectus, for the registration under the Act of the offering and sale of the Securities. The Company is a well known seasoned issuer (as defined under Rule 405 of the Act), including not having been an ineligible issuer (as defined under Rule 405 of the Act) with respect to the offering of the Securities in each case at the times specified in the Act in connection with the offering of the Securities. The Registration Statement is an “automatic effective registration statement” (as defined under Rule 405 of the Act) that has been filed with the Commission on December 1, 2005 and has become automatically effective pursuant to Rule 462(e) of the Act; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. The Company may have filed one or more amendments thereto, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) a final prospectus (including a prospectus supplement) in accordance with Rules 430A and 424(b), or (2) a final prospectus (including a prospectus supplement) in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such registration statement, as amended at the Commencement Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Agents shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Commencement Date or, to the extent not completed at the Commencement Date, shall contain only such specific additional information and other changes as the Company has advised you, prior to the Commencement Date, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Commencement Date, meets the requirements set forth in Rule 415(a)(1)(x).
     (b) The Registration Statement, on the Effective Date and on the date of the Prospectus and all applicable Permitted Free Writing Prospectuses, if any, and each amendment or supplement thereto, and the Prospectus and all applicable Permitted Free Writing Prospectuses, if any, and each amendment or supplement thereto, at their respective dates, did and will comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Commencement Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Commencement Date, the Indentures did and will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and none of the Prospectus, all applicable Permitted Free Writing Prospectuses, if any, or any amendment or supplement thereto, on any date of filing thereof or on any Representation Date did or will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, if any (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Agent specifically for inclusion in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, if any (or any amendment or supplement thereto).

     (c) Each Issuer and its subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except in each case as would not, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”), except as set forth in or contemplated in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any (exclusive of any supplement thereto subsequent to the Commencement Date).
     (d) All the outstanding shares of capital stock of each of the Company’s significant subsidiaries (as defined by Rule 1-02 of Regulation S-X under the Exchange Act) (the “Significant Subsidiaries”) have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, or as may be required by applicable law, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.
     (e) The Company’s authorized equity capitalization is as set forth in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any. The Securities conform in all material respects to the description thereof contained in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any. The Securities being sold hereunder by the Company shall be on the Representation Date “covered securities” (as defined under Section 18(b)(1) of the Act) or to the extent such Securities are not “covered securities” on the Commencement Date, such Securities shall be “covered securities” on the Representation Date.
     (f) There is no franchise, contract or other document of a character required to be described in the Registration Statement, Prospectus and any then applicable Permitted Free Writing Prospectus, if any, or to be filed as an exhibit thereto, which is not described or filed as required. The statements in the Prospectus and any similar sections or information in any then applicable Permitted Free Writing Prospectus, if any, under the headings “Description of Notes,” “Description of Debt Securities” and “Plan of Distribution” fairly summarize the matters therein described.
     (g) This Agreement has been, and each Purchase Agreement when executed and delivered pursuant to this Agreement will be, duly authorized, executed and delivered by each Issuer and this Agreement constitutes, and each Purchase Agreement to be executed and delivered pursuant to this Agreement will constitute, a valid and binding obligation of each Issuer enforceable in accordance with their terms.
     (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, will not be an “investment company” (as defined in the Investment Company Act of 1940, as amended).

     (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Agents in the manner contemplated herein and in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any.
     (j) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clause (ii) or (iii), as would not, singly or in the aggregate, have a Material Adverse Effect.
     (k) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.
     (l) The consolidated historical financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data, if any, set forth in any Prospectus, and any similar sections or information in any then applicable Permitted Free Writing Prospectus, if any, fairly present, on the basis stated in the Prospectus, and any similar sections or information in any then applicable Permitted Free Writing Prospectus, if any, the information included therein.
     (m) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.

     (n) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except as would not have a Material Adverse Effect.
     (o) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clause (ii) or (iii), as would not, singly or in the aggregate, have a Material Adverse Effect.
     (p) To the Issuers’ knowledge, Ernst & Young LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included or incorporated by reference in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations adopted by the Commission under the Act or by the Public Company Accounting Oversight Board. To the Issuers’ knowledge, Ernst & Young LLP is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 with respect to the Company.
     (q) There are no material transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by any Issuer of the Securities.
     (r) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.
     (s) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that, in either case, could have a Material Adverse Effect.
     (t) The Company and each of its subsidiaries are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects.

     (u) Except as described in or contemplated by the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, no Restricted Subsidiary (as defined in the applicable Indenture) of the Company (other than any Finance Subsidiary, as defined in the Supplemental Indenture) is currently materially restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, in any case, to any extent that the Company deems necessary.
     (v) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess any such license, certificate, permit or authorization would not, singly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.
     (w) The Company and each of its subsidiaries maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including but not limited to, internal accounting controls, and sufficient to provide reasonable assurance that, in all material respects, (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (x) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (y) Except as would not, singly or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) except as set forth in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. Except as set forth in the Prospectus, neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     (z) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.
     (aa) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all material patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, to be conducted.
     (bb) Except as disclosed in the Registration Statement, the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Agent and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Agent.
     (cc) (i) The Indentures have been duly authorized, executed and delivered by the Issuers and, assuming due authorization, execution and delivery by the Trustee, each Indenture constitutes the valid and legally binding obligation of the Issuers, enforceable against the Issuers in accordance with its terms, and (ii) the Securities have been validly authorized for issuance and sale pursuant to this Agreement and, when the terms of the Securities and of their issue and sale have been duly established in accordance with the applicable Indenture, this Agreement and the applicable Purchase Agreement, if any, and the Securities have been duly executed, authenticated, delivered and paid for as provided in this Agreement, the applicable Indenture and the applicable Purchase Agreement, if any, the Securities will be validly issued and outstanding, and will constitute valid and legally binding obligations of the Company entitled to the benefits of the applicable Indenture and enforceable against the Company in accordance with their respective terms and the terms of the applicable Indenture, except, with respect to the applicable Indenture and the Securities, to the extent enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights generally and (B) by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The Indentures and the Securities conform and will conform in all material respects to the statements relating thereto contained in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, and are substantially in the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

     (dd) Immediately after any sale of Securities by the Company hereunder or under any Purchase Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Purchase Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.
     (ee) Since the Effective Date of the Registration Statement but prior to the applicable Trade Date, other than the Prospectus, the Company has not, directly or indirectly, made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such direct or indirect communication by the Company (other than a communication referred to in clause (i) below) a “Permitted Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act or (ii) such other written communications approved in advance by the Agents participating in the respective offering to which the written communication applies (including any then applicable Pricing Supplement). Each such Permitted Free Writing Prospectus complies in all material respects with the Act, has been filed in accordance with the Act (to the extent required thereby) and, when taken together with the Prospectus filed prior to the first use of such Permitted Free Writing Prospectus, did not, and at the Representation Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Permitted Free Writing Prospectus in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use in any Permitted Free Writing Prospectus.
     (ff) The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-l5(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule l3a-15 of the Exchange Act.

     (gg) To the knowledge of the Company, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any U.S. governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or U.S. governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (hh) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by the OFAC.
SECTION 2. SOLICITATIONS AS AGENT; PURCHASES AS PRINCIPAL
     (a) Appointment. Subject to the terms and conditions stated herein, each Agent agrees to use its commercially reasonable efforts, acting solely as agent for the Company and not as principal, to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any. In connection therewith, each Agent will use the Prospectus and any then applicable Permitted Free Writing Prospectus, if any (as amended or supplemented from time to time), in the form most recently furnished to such Agent by the Company, and will solicit purchases of the Securities in accordance with the Act, the rules and regulations thereunder and the applicable securities laws or regulations of any other applicable jurisdiction (including non-U.S. jurisdictions) in which an Agent offers or sells any Security. Each Agent may, but shall not be obligated to, unless otherwise agreed, purchase Securities from the Company as principal for purposes of resale, as more fully described in Section 2(e).
     The Company expressly reserves the right to sell Securities directly to investors, provided that such sales are made in compliance with all applicable laws, in which case the Agents shall not receive any commission with respect to such sale.
     (b) Suspension of Solicitation. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities at any time for any period of time or indefinitely. After receipt of written notice from the Company, the Agents will suspend, not later than the beginning of the next business day, the solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.
     Upon receipt of notice from the Company as contemplated by Section 3(b), each Agent shall suspend its solicitation of offers to purchase Securities until such time as the Company shall have furnished such Agent with an amendment or supplement to the Registration Statement, the Prospectus or any then applicable Permitted Free Writing Prospectus, if any, as the case may be, contemplated by Section 3(b) and shall have advised such Agent that such solicitation may be resumed.

     (c) Agent’s Commission. Promptly upon the closing of the sale of any Securities sold by the Company as a result of a solicitation made by or offer to purchase received by an Agent, the Company agrees to pay such Agent a commission, which may take the form of a discount, which shall be agreed by the Company and such Agent and set forth in the applicable Pricing Supplement. Except as otherwise provided in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, without the consent of the Company, no Agent may reallow any portion of the commission payable pursuant to any applicable Pricing Supplement to dealers or purchasers in connection with the offer and sale of any Securities.
     (d) Solicitation of Offers. The Agents are authorized to solicit offers to purchase the Securities only in denominations as are specified in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, at a purchase price as shall be specified by the Company. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by it as an Agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. If the Company accepts or rejects an offer, in whole or in part, the Company will promptly notify the applicable Agent. Each Agent shall have the right, in its discretion reasonably exercised, to reject any offer to purchase the Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.
     In connection with the solicitation of offers to purchase Securities, the Agents are not authorized to provide any written information relating to the Company to any prospective purchaser other than the Prospectus and any then applicable permitted Free Writing Prospectus, if any.
     The purchase price, interest rate, maturity date and other terms of the Securities agreed upon by the Company shall be set forth in a Pricing Supplement to the Prospectus to be prepared and distributed upon each acceptance by the Company of an offer to purchase Securities. Except as may be otherwise provided in any Pricing Supplement to the Prospectus, the Securities will be issued in denominations of U.S. $1,000 or any amount in excess thereof which is an integral multiple of U.S. $1,000. Each Agent acknowledges and agrees that any funds which such Agent receives in respect of a purchase of Securities, which purchase has been solicited by such Agent, as agent of the Company, will be received, held and disposed of by such Agent, as agent of the Company.
     No Security which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Security shall have been delivered to the purchaser thereof against payment by such purchaser.

     The Company shall not sell or approve the solicitation of offers for the purchase of Securities in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Securities registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Securities sold, or of otherwise monitoring the availability of Securities for sale, under the Registration Statement.
     Each Agent shall use its reasonable best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by such Agent and accepted by the Company, but such Agent shall have no liability to the Company in the event that any such purchase is not consummated for any reason (other than a breach by such Agent of its obligations under this Agreement). If the Company shall default on its obligation to deliver Securities to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.
     The Company and the Agents agree that any Securities, the placement of which an Agent arranges as an agent of the Company, shall be placed by such Agent in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.
     (e) Purchases as Principal. Unless otherwise agreed, no Agent shall have any obligation to purchase Securities from the Company as principal, but any Agent, severally and not jointly, may agree from time to time to purchase Securities as principal. Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and a Purchase Agreement, whether oral (and confirmed in writing by the Agent and the Company within 24 hours thereafter, which may be by facsimile or other electronic transmission) or in writing, which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Purchase Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities from the Company as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Purchase Agreement shall specify the principal amount and terms of the Securities to be purchased by an Agent, the time and date (each such time and date being referred to herein as a “Time of Delivery”) and place of delivery of and payment for such Securities and such other information (as applicable) as is set forth in Exhibit B hereto. The Company agrees that if an Agent purchases Securities as principal for resale, such Agent shall receive such compensation, in the form of a discount or otherwise, as shall be indicated in the applicable Purchase Agreement. To the extent described in the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, the Agents may utilize a selling or dealer group in connection with the resale of the Securities purchased. Such Purchase Agreement shall also specify the requirements, if any, for delivery of opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5.

     (f) Administrative Procedures. Administrative procedures respecting the sale of Securities (the “Procedures”) are set forth in Exhibit A hereto and may be amended in writing from time to time by the Agents, the Trustee and the Company. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Procedures shall apply to all transactions contemplated hereunder including sales of Securities to any Agent as principal pursuant to a Purchase Agreement unless otherwise set forth in such Purchase Agreement.
     (g) Delivery of Documents. The documents required to be delivered by Section 5 were delivered at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005, not later than 4:00 P.M., New York time, on or about October 6, 2004 (the “Commencement Date”).
SECTION 3. COVENANTS OF THE COMPANY
     The Company covenants and agrees:
     (a) During any Marketing Period (as defined below), the Company will not (i) issue any Permitted Free Writing Prospectus, (ii) file any amendment of the Registration Statement or supplement to the Prospectus or (iii) file any Rule 462(b) Registration Statement unless the Company has furnished to the Agents a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Agents reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus (including any then applicable Pricing Supplement) is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Agents of such timely filing. The Company will promptly advise the Agents (1) when the Prospectus or any Permitted Free Writing Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (a “Marketing Period”), any event occurs as a result of which the Prospectus as then supplemented or any then applicable Permitted Free Writing Prospectus, if any, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus or any then applicable Permitted Free Writing Prospectus, if any, to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Agents of such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 3, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus or any then applicable Permitted Free Writing Prospectus, if any, to you in such quantities as you may reasonably request. If during any Marketing Period, (i) any Agent shall own any Securities which it has purchased from the Company as principal with the intention of reselling them and the Agents have held such Securities for less than 90 days or for the period such Securities are required to be held under the terms of the Purchase Agreement related to such Securities or (ii) the Company has accepted an offer to purchase Securities but the related settlement has not occurred, the Company shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement, any Prospectus or any then applicable Permitted Free Writing Prospectus, if any, that may, in the judgment of the Company and the Agents, be required by the Act.
     (c) As soon as practicable, the Company will make generally available to its security holders and to the Agents an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.
     (d) The Company will furnish to the Agents and to counsel for the Agents, without charge, copies of the Registration Statement (including exhibits thereto) and to each other Agent a copy of the Registration Statement (without exhibits thereto) and, during any Marketing Period, as many copies of the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, and any supplement thereto as the Agents may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.
     (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Agents may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering; provided, that in no event shall the Company be obligated to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities in any jurisdiction where it is not now so subject.

     (f) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (g) If required pursuant to the terms of any Purchase Agreement, between the date of a Purchase Agreement and the date identified in such Purchase Agreement, the Company will not offer or sell, or enter into any agreement to sell, any of its debt securities that are substantially similar to the Securities. This paragraph (g) does not apply to borrowings under the Company’s credit agreements and lines of credit and the private placement of securities.
     (h) To prepare, with respect to any Securities to be sold through or to the Agents pursuant to this Agreement, and distribute a Pricing Supplement with respect to such Securities and to file such Pricing Supplement pursuant to Rule 424(b) under the Act with the Commission.
SECTION 3A. COVENANT OF THE AGENTS
     Each Agent severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a Permitted Free Writing Prospectus prepared by or on behalf of such Agent that otherwise would not be required to be filed by the Company thereunder, but for the action of the Agent. For avoidance of doubt, Permitted Free Writing Prospectuses that are not required to be filed by the Company with the Commission or retained by the Company under Rule 433 are permitted hereby.
SECTION 4. PAYMENT OF EXPENSES
     The Company will pay the following expenses:
     (i) the costs incurred by the Company arising directly from the authorization, issuance, initial sale and delivery of the Securities and any taxes payable in connection therewith;
     (ii) the costs incident to the preparation, printing and filing under the Act or the Exchange Act of the Registration Statement or the Prospectus and any amendments and exhibits thereto (including any registration fees in respect of any registration statement relating to the Securities within the time period required by Rule 456(b)(i) under the Act);
     (iii) the reasonable fees and disbursements of the Trustee, any paying agent, any calculation agent, any exchange rate agent and any other agents appointed by the Company, and their respective counsel;

     (iv) the costs and fees in connection with the listing of the Notes on any securities exchange;
     (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc.;
     (vi) the reasonable fees and disbursements of counsel to the Company and counsel to the Agents;
     (vii) the fees paid to rating agencies in connection with the rating of the Securities;
     (viii) all advertising expenses in connection with the offering of the Securities with the prior written consent of the Company; and
     (ix) all other costs and expenses incurred by the Company and arising out of the transactions contemplated hereunder and incident to the performance by the Company of its obligations hereunder.
SECTION 5. CONDITIONS OF OBLIGATIONS OF AGENT
     The obligation of the Agents, as agents of the Company, under this Agreement to solicit offers to purchase the Securities, the obligation of any person who has agreed to purchase Securities to make payment for and take delivery of Securities, and the obligation of any Agent to purchase Securities pursuant to any Purchase Agreement, shall be subject to the accuracy, on and as of the Representation Date(s) applicable to the purchase of such Securities, of the representations and warranties of the Issuers contained herein, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions:
     (a) If filing of the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, or any amendment or supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any then applicable Permitted Free Writing Prospectus, if any, and any such amendment or supplement (including the Pricing Supplement), will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.
     (b) The Company has previously furnished to the Agents the opinion of Michael Touff, Senior Vice President and General Counsel of the Company, and Joseph Fretz, Secretary and Corporate Counsel of the Company, dated the Commencement Date and addressed to the Agents, to the effect that:
     (i) each of the Company and its subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except in each case as would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto subsequent to the Commencement Date);

     (ii) all the outstanding shares of capital stock of each significant subsidiary of the Company (as defined by Rule 1-02 of Regulation S-X) (individually a “Subsidiary” and collectively the “Subsidiaries”) have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus or as may be required by applicable law, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;
     (iii) the Company’s authorized equity capitalization is as set forth in the Prospectus;
     (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;
     (v) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended;
     (vi) neither the execution and delivery of this Agreement nor the Indentures, the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (x) the charter or by-laws of the Company or any of its subsidiaries, (y) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (z) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clause (y) or (z), as would not, singly or in the aggregate, have a Material Adverse Effect; and
     (vii) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the States of New York or Colorado, the Delaware General Corporation Law or the Federal laws of the United States, to the extent he deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the Agents. References to the Prospectus in this paragraph (b) include any supplements thereto at the Commencement Date.
     (c) Opinion of Holme Roberts & Owen llp. The Agents have previously received the opinion, addressed to the Agents and dated the Commencement Date, of Holme Roberts & Owen llp, Denver, Colorado, special counsel to the Issuers, which was in a form reasonably satisfactory to counsel for the Agents, to the effect that:
     (i) this Agreement and any applicable Purchase Agreement have each been duly authorized, executed and delivered by the Issuers;
     (ii) the Indentures have been duly authorized, executed and delivered; each Indenture has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Issuers in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect);
     (iii) the statements in the Prospectus under the captions “Description of Debt Securities,” “Plan of Distribution” and “Description of Notes” fairly summarize the matters described therein;
     (iv) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required with respect to the Company or the Guarantors in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Agents in the manner contemplated in this Agreement and in the Prospectus;
     (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

     (vi) the establishment of the Securities as a series of Securities (as defined in the Indentures) under the Indentures and the forms of the Securities have been duly authorized by all corporate action on the part of the Company; and
     (vii) the Securities, when (A) duly authorized and executed by the Company, (B) the terms thereof and of their issuance and sale have been duly established in accordance with the terms of the applicable Indenture, this Agreement and the applicable Purchase Agreement, if any, (C) authenticated and delivered by the Trustee in accordance with the terms of the applicable Indenture and (D) issued to and paid for by the purchasers thereof in accordance with the terms of this Agreement and the applicable Purchase Agreement, if any, will be entitled to the benefits of the applicable Indenture and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect, general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law)).
     In addition, such counsel shall also state that it has participated in conferences with officers and other representatives of the Company and the Guarantors (as you and your counsel have done); that at such conferences it has made inquiries of such officers and representatives and discussed the contents of the Registration Statement and Prospectus; that it has not itself independently verified and, accordingly does not render any opinion upon, the accuracy, completeness or fairness of the Registration Statement or the Prospectus. However, subject to the foregoing, such counsel shall state that no facts have come to its attention that have caused it to believe that, as of the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the Registration Statement or the Commencement Date, the Prospectus (or, if the opinion is being given pursuant to Section 6(c) as a result of the Company having entered into a Purchase Agreement, at the date of such Purchase Agreement and as of the settlement date with respect thereto) contained or contains an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that such counsel may state that it expresses no view as to the financial statements, financial schedules and other financial and statistical data included in the Registration Statement or Prospectus.
     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York or Colorado, the Delaware General Corporation Law or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Agents and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto at the Commencement Date. The opinion or opinions of such counsel shall be rendered to the Agents at the request of the Company and shall so state therein.
     (d) The Agents have previously received from Cahill Gordon & Reindel llp, counsel to the Agents, such opinion or opinions, dated the Commencement Date, and addressed to the Agents with respect to the issuance and sale of the Securities, the Indentures, the Registration Statement, the Prospectus and other related matters as the Agents reasonably required, and the Company has previously furnished to such counsel such documents as they requested for the purpose of enabling them to pass upon such matters.
     (e) The Company has previously furnished to the Agents a certificate of the Company, signed by Paris G. Reece III, Executive Vice President and Chief Financial Officer of the Company and Executive Vice President, Vice President, manager or officer of the general partner of each of the Guarantors, dated the Commencement Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:
     (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Commencement Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Commencement Date;
     (ii) to the Company’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and
     (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto subsequent to the Commencement Date), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto subsequent to the Commencement Date).
     (f) Ernst & Young LLP has previously furnished to the Agents letters, dated as of the Commencement Date, in form and substance which were satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that:
     (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

     (ii) they have performed a review of the unaudited interim financial information of the Company for the six-month period ended June 30, 2004 in accordance with Statement on Auditing Standards No. 100 and that on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the six-month period ended June 30, 2004; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and board of directors (and committees thereof) of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2003, nothing came to their attention which caused them to believe that:
     (A) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in Quarterly Reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;
     (B) with respect to the period subsequent to June 30, 2004, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders’ equity or working capital of the Company as compared with the amounts shown on the June 30, 2004 consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from June 30, 2004 to such specified date there were any decreases, as compared with the comparable period in the preceding year, in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Agents; and
     (C) the information included in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

     (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions “Summary — Selected Financial and Other Data,” “Capitalization” and “Business” in the Prospectus, the information included or incorporated in Items 1, 2, 6, 7, 7A, 11 and 13 of the Company’s Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated in the Company’s Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.
     References to the Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.
     (g) Subsequent to the Trade Date (as defined below) or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto subsequent to the Commencement Date), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto subsequent to the Commencement Date) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Agents, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto subsequent to the Commencement Date). For purposes of this Agreement, “Trade Date” means the moment immediately prior to the time an investor agrees to purchase any Securities.
     (h) Subsequent to the Trade Date and prior to the settlement date, there shall not have been any decrease in the rating of any of the Company’s debt by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
     (i) Prior to the Commencement Date, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents or counsel to the Agents may reasonably request.

SECTION 6. ADDITIONAL COVENANTS OF THE COMPANY
     The Issuers covenant and agree that:
     (a) Each Trade Date and each Time of Delivery by the Company to a purchaser shall be deemed to be an affirmation of the representations and warranties of the Company to the Agents participating in such sale contained in this Agreement (such representations and warranties being deemed to relate to the Registration Statement, the Prospectus and any then applicable Permitted Free Writing Prospectus, if any, as amended or supplemented at each such time).
     (b) The Issuers agree that, during each Marketing Period, each time
     (i) the Registration Statement, the Prospectus or any applicable Permitted Free Writing Prospectus, if any, shall be amended or supplemented (other than by (A) a Pricing Supplement, (B) except as set forth in (ii) and (iv) below, an amendment or supplement to the Prospectus by the filing of an incorporated document or (C) an amendment or supplement which relates exclusively to an offering of securities other than the Securities),
     (ii) there is filed with the Commission an Annual Report on Form 10-K that is incorporated by reference into the Prospectus,
     (iii) the Company sells Securities to an Agent as principal and the applicable Purchase Agreement specifies the delivery of an Officers’ Certificate under this Section 6(b) as a condition to the purchase of Securities pursuant to such Purchase Agreement or
     (iv) the Agents reasonably request following the filing of an incorporated document (other than as specified in (ii) above), the Issuers shall, promptly following such amendment or supplement, filing of an Annual Report on Form 10-K or request or concurrently with any applicable Trade Date or the Time of Delivery relating to such sale, furnish to the Agents a certificate, as of the date of such amendment, supplement or Time of Delivery relating to such sale or filing, representing that the statements contained in the certificate referred to in Section 5(e) which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made as of the applicable Trade Date and Time of Delivery (except that such statements shall be deemed to relate to the Registration Statement and each Prospectus, as amended and supplemented to such time, including any applicable Permitted Free Writing Prospectus, if any), or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e), modified as necessary to relate to the Registration Statement, and the Prospectus as amended and supplemented to the time of delivery of such certificate, including any applicable

Permitted Free Writing Prospectus, if any. If such amendment, supplement or filing was not filed during a Marketing Period, then, as of the first day of the next succeeding Marketing Period, the Issuers shall submit to the Agents the certificate described above.
     (c) The Issuers agree that, during each Marketing Period, each time
     (i) the Registration Statement, any Prospectus or any applicable Permitted Free Writing Prospectus, if any, shall be amended or supplemented (other than by (A) a Pricing Supplement, (B) except as set forth in (ii) and (iv) below, an amendment or supplement to the Prospectus by the filing of an incorporated document or (C) an amendment or supplement which relates solely to an offering of securities other than the Securities),
     (ii) there is filed with the Commission an Annual Report on Form 10-K that is incorporated by reference into the Prospectus,
     (iii) the Issuers sell Securities to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a legal opinion under this Section 6(c) as a condition to the purchase of Securities pursuant to such Purchase Agreement or
     (iv) the Agents reasonably request following the filing of an incorporated document (other than as specified in (ii) above), the Issuers shall, promptly following such amendment or supplement, filing by an Annual Report on Form 10-K or request or concurrently with any applicable Trade Date or the Time of Delivery relating to such sale, furnish to the Agents and their counsel (A) in the case of (i) through (iv) above (other than a request relating to the filing by the Issuers of a Quarterly Report on Form 10-Q) the written opinions of an officer of the Company who is an attorney and Holme Roberts & Owen llp, special counsel to the Issuers (or other outside counsel of the Issuers acceptable to the Agents), each addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, of the same effect as the opinions referred to in Sections 5(b) and 5(c), but modified, as necessary, to relate to the Registration Statement, and each Prospectus as amended or supplemented to the time of delivery of such opinion, including any applicable Permitted Free Writing Prospectus, if any; provided, however, that in rendering their opinion as aforesaid, Holme Roberts & Owen llp may rely on an opinion, dated as of the date of delivery of the Holme Roberts & Owen llp opinion, of its affiliates as to the laws of any jurisdiction other than the United States of America, the State of Colorado and the Delaware General Corporation Law and provided further, however, that in lieu of such opinion, each such counsel may furnish the Agents with a letter to the effect that the Agents may rely on such prior opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and each Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance) and (B) in the case of a request by the Agents relating to the filing by the Issuers of a Quarterly Report on Form 10-Q, the written opinion of an officer of the Company who is an attorney, addressed to the Agents and dated the date of delivery of such opinion, in form satisfactory to the Agents, to the effect set forth in the penultimate paragraph of Section 5(c). If such amendment, supplement or filing was not filed during a Marketing Period, then on the first day of the next succeeding Marketing Period, the Issuers shall furnish to the Agents and their counsel the written opinions of an officer of the Company who is an attorney, and Holme Roberts & Owen llp, special counsel to the Issuers, as described above.
     (d) The Issuers agree that, during each Marketing Period, each time
     (i) the Registration Statement, any Prospectus or any applicable Permitted Free Writing Prospectus, if any, shall be amended or supplemented to include additional financial information (other than by (A) except as set forth in (ii) and (iv) below, an amendment to the Registration Statement or an amendment or supplement to the Prospectus by the filing of an incorporated document or any amendment or supplement which sets forth financial information previously incorporated by reference into the Registration Statement or Prospectus and (B) an amendment or supplement which relates solely to an offering of securities other than the Securities),
     (ii) there is filed with the Commission an Annual Report on Form 10-K or Quarterly Report on Form 10-Q,
     (iii) the Issuers sell Securities to an Agent as principal and the applicable Purchase Agreement specifies the delivery of a letter under this Section 6(d) as a condition to the purchase of Securities pursuant to such Purchase Agreement or
     (iv) the Agents reasonably request following the filing of an incorporated document (other than as specified in (ii) above), the Company shall cause Ernst & Young LLP (or other independent accountants of the Company acceptable to the Agents) to furnish to the Agents, promptly following such amendment or supplement, filing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q, or request or concurrently with any Trade Date or the Time of Delivery relating to such sale, a letter, addressed jointly to the Company and the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, of the same general tenor as the letter referred to in Section 5(f) but modified to relate to the Registration Statement, and each Prospectus, as amended and supplemented to the date of such letter, including any applicable Permitted Free Writing Prospectus, if any, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or any Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, such accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement. If such amendment, supplement or filing was not filed during a Marketing Period, then on the first day of the next succeeding Marketing Period the Company shall cause Ernst & Young LLP (or other independent accountants of the Company acceptable to the Agents) to furnish to the Agents a letter, addressed jointly to the Company and the Agents as described above.

     (e) The Issuers agree to furnish to the Agents during the term of this Agreement such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, any amendments or supplements thereto, the Indentures, the Securities, this Agreement, the Administrative Procedures, any applicable Pricing Supplement and the performance by the Company of its obligations hereunder or thereunder as any Agent may from time to time reasonably request.
     (f) The parties hereto acknowledge and agree that an amendment and restatement of this Agreement may be made at any time to provide for guarantees of the Subordinated Notes (and to make such other changes to this Agreement and the other Transaction Documents consistent therewith), and that such amendment and restatement shall, without further action or consent of any other party hereto (other than the applicable guarantors of such Subordinated Notes), be effective to amend and restate this Agreement immediately upon execution and delivery thereof by the Company and such guarantors of the Subordinated Notes.
SECTION 7. INDEMNIFICATION AND CONTRIBUTION
     (a) The Issuers agree, jointly and severally, to indemnify and hold harmless each Agent, the directors, officers, employees and agents of each Agent and each person who controls any Agent within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof), arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus, any Permitted Free Writing Prospectus or any other information provided or conveyed by the Company to the Agents prior to the Trade Date, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.
     Notwithstanding the foregoing, no Issuer will be liable in any such case (I) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Agent specifically for inclusion therein or (II) to any Agent with respect to the Prospectus to the extent that any such loss, claim, damage or liability of such Agent results from the fact that such Agent sold Securities to a person as to whom it shall be established in the related proceedings that there was not sent or given, at or prior to the time the person commits to purchase the Securities (the “Time of Sale”), a copy of the Prospectus (or of the Prospectus as then amended or supplemented if the Company shall have furnished such Agent with such amendment or supplement thereto prior to the Time of Sale), if such delivery was required by the

Act, and such loss, claim, damage or liability results from an untrue statement or omission of a material fact contained in such Prospectus that was completely corrected in any amendment or supplement thereto if the Company shall have furnished such Agent with such amendment or supplement thereto prior to the Time of Sale (it being understood that no Agent shall be required to send or give any amendment or supplement to any document incorporated by reference in the Prospectus to any person in order to benefit from the indemnification provisions herein or otherwise).
     This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.
     (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers, each of their respective directors, each of their respective officers who sign the Registration Statement, and each person that controls any Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to any Agent, but only with reference to written information relating to such Agent furnished to the Company by or on behalf of such Agent specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Agent may otherwise have. The Issuers acknowledge that, under the heading “Plan of Distribution,” the sentences related to concessions and reallowances and the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Prospectus or any similar information contained in all applicable Permitted Free Writing Prospectuses, if any, constitute the only information furnished in writing by or on behalf of the Agents for inclusion in the Prospectus or any Permitted Free Writing Prospectus, if any.
     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and the Agents severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, “Losses”) to which the Issuers and one or more of the Agents may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Agents on the other from the offering of the Securities; provided, however, that in no case shall any Agent (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Agents hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and the Agents shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and of the Agents in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Agent shall be deemed to be equal to the total underwriting discounts and commissions received by such Agent with respect to such offering. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or any Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Agents agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person that controls (within the meaning of either the Act or the Exchange Act) an Agent and each director, officer, employee and agent of an Agent shall have the same rights to contribution as any Agent, and each person who controls any Issuer within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).
SECTION 8. STATUS OF EACH AGENT
     In soliciting offers to purchase the Securities from the Issuers pursuant to this Agreement (other than in respect of any Purchase Agreement), each Agent is acting individually and not jointly and as agent for the Issuers and not as principal.
SECTION 9. REPRESENTATIONS, WARRANTIES AND OBLIGATIONS TO SURVIVE DELIVERY
     The respective agreements, representations, warranties, indemnities and other statements of the Issuers and their officers and of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or the Issuers or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement.
SECTION 10. TERMINATION
     (a) This Agreement may be terminated for any reason with respect to any party hereto, at any time, by any party hereto upon the giving of one day’s written notice of such termination to the other parties hereto; provided, however, if such terminating party is an Agent, such termination shall be effective only with respect to such terminating party. If, at the time of a termination, an offer to purchase any of the Securities has been accepted by the Company but the Time of Delivery to the purchaser has not occurred, the provisions of this Agreement shall remain in effect until such Securities are delivered. The provisions of Sections 2(c), 3(b) (the last sentence only), 3(c), 4, 7, 8 and 9 shall survive any termination of this Agreement.
     (b) Notwithstanding anything in Section 10(a) to the contrary, the applicable Agent or Agents may terminate any Purchase Agreement immediately upon notice to the Company, at any time prior to the Time of Delivery relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus and all applicable Permitted Free Writing Prospectuses, if any, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) there shall have occurred any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or any adverse change in financial, political or economic conditions in the United States or elsewhere, the effect of which on financial markets is such as to make it, in the sole judgment of the applicable Agent or Agents, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto subsequent to the Commencement Date), (iii) trading generally on either the New York Stock Exchange or the Pacific Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared either by Federal or New York State authorities, or (iv) there shall have come to the attention of the applicable Agent or Agents any facts that would cause them to believe that the Prospectus and all applicable Permitted Free Writing Prospectuses, if any, at the time it was required to be delivered to a purchaser of Securities, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.
SECTION 11. NOTICES
     Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to them as follows:

Citigroup Global Markets Inc.	Greenwich Capital Markets, Inc.
388 Greenwich Street	600 Steamboat Road
New York, New York 10013	Greenwich, Connecticut 06830
Attention: Richard Moriarty	Attention: Steve Fitzpatrick
Tel: (212) 816-7545	Tel: (203) 618-2475
Fax: (212) 816-7917	Fax: (203) 422-4764

Banc of America Securities LLC	J.P. Morgan Securities Inc.
214 North Tryon Street	270 Park Avenue, 9th Floor
NC1-027-14-01	New York, New York 10017
Charlotte, North Carolina 28255	Attention: Transaction Execution Group
Attention: Richard D. Williams	Tel: (212) 834-5710
Tel: (704) 386-8850	Fax: (212) 834-6702
Fax: (704) 388-9982

BNP Paribas	McDonald Investments Inc.
787 Seventh Avenue	127 Public Square, 4th Floor
New York, New York 10019	Mail Code: OH-01-27-0406
Attention: Paul Lange	Cleveland, Ohio 44114
Tel: (212) 841-3254	Attention: Joe Chinnici
Fax: (772) 264-2604	Tel: (216) 689-0281
Fax: (216) 689-4233

Credit Suisse First Boston LLC	Merrill Lynch, Pierce, Fenner & Smith Incorporated
11 Madison Avenue, 5th Floor	4 World Financial Center
New York, New York 10010	New York, New York 10080
Attention: Short and	Attention: Transactions Management Group
Medium-Term Products Group	Tel: (212) 449-7476
Tel: (212) 538-0929	Fax: (212) 449-2234
Fax: (212) 743-5825

Comerica Securities	SunTrust Robinson Humphrey Capital Markets
211 West Forth Street, 3rd Floor	303 Peachtree Street, NE
Mail Code: 3089	23rd Floor, MC: GA-ATL-3939
Detroit, Michigan 48226	Atlanta, Georgia 30308
Attention: Tony Caudle	Attention: Betsy Brown
Tel: (313) 222-3748	Tel: (404) 532-0771
Fax: (313) 964-5068	Fax: (404) 588-7005

Deutsche Bank Securities Inc.	UBS Securities LLC
60 Wall Street, 45th Floor	677 Washington Boulevard
New York, New York 10005	Stamford, Connecticut 06901
Attention: Rich Thaler	Attention: Fixed Income Syndicate
Tel: (212) 250-7747	Tel: (203) 719-1088
Fax: (212) 797-0085	Fax: (203) 719-0495

Wachovia Capital Markets, LLC
301 South College Street
NC0606
Charlotte, North Carolina 28288
Attention: John Cannon
Tel: (704) 383-4747
Fax: (704) 383-8494
     Notices to the Company shall be directed to it as follows: M.D.C. Holdings, Inc., 4350 South Monaco, Suite 500, Denver, Colorado 80237, Attention: General Counsel, Telecopy: (303) 804-7980.
SECTION 12. BINDING EFFECT; BENEFITS
     This Agreement shall be binding upon each Agent, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Agent within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Agents contained in Section 7 shall be deemed to be for the benefit of directors of the Issuers, officers of the Issuers who have signed the Registration Statement and any person controlling the Issuers. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 13. ADDITIONAL AGENTS
     The Company shall have the right to add additional agents at any time; provided that each new agent shall agree in writing to be bound by the terms of this Agreement.
SECTION 14. APPLICABLE LAW
     This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
SECTION 15. COUNTERPARTS
     This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
SECTION 16. HEADINGS
     The section headings used herein are for convenience only and shall not affect the construction hereof.
SECTION 17. DEFINITIONS
     The terms which follow, when used in this Agreement, shall have the meanings indicated.
     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Commission” shall mean the Securities and Exchange Commission.
     “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Permitted Free Writing Prospectus” has the meaning set forth in Section 1(ee).
     “Prospectus” shall mean the prospectus (including any related prospectus supplement and the applicable Pricing Supplement) relating to the Securities that is first filed pursuant to Rule 424(b) after the Commencement Date or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

     “Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above or any shelf registration statement filed by the Company after the date hereof for the registration under the Act of the offering and sale of the Securities, including exhibits and financial statements, as amended at the Commencement Date (or, if not effective at the Commencement Date, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Commencement Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Commencement Date as provided by Rule 430A.
     “Rule 424,” “Rule 430A” and “Rule 462” refer to such rules under the Act.
     “Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.
     “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.
SECTION 18. NO FIDUCIARY RELATIONSHIP
     The Company acknowledges and agrees that the Agents are acting solely as agents in connection with the purchase and sale of the Company’s Securities. The Company further acknowledges that the Agents are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Agents act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Agents may undertake or have undertaken in furtherance of the purchase and sale of the Company’s Securities, either before or after the date hereof. The Agents hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Agents agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by an Agent to the Company regarding such transactions, including but not limited to, any opinions or views with respect to the price or market for the Company’s Securities, do not constitute advice or recommendations to the Company.
[Signature Pages Follow]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the Agents.

Very truly yours, M.D.C. HOLDINGS, INC.
By:	/s/ Paris G. Reece III
	Name:	Paris G. Reece III
	Title:	Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Amended and Restated Distribution Agreement

GUARANTORS:

M.D.C. LAND CORPORATION
RAH OF TEXAS, LP
RAH TEXAS HOLDINGS, LLC
RAH OF FLORIDA, INC.
RICHMOND AMERICAN CONSTRUCTION, INC.
RICHMOND AMERICAN HOMES OF ARIZONA, INC.
RICHMOND AMERICAN HOMES OF CALIFORNIA, INC.
RICHMOND AMERICAN HOMES OF COLORADO, INC.
RICHMOND AMERICAN HOMES OF DELAWARE, INC.
RICHMOND AMERICAN HOMES OF FLORIDA, LP
RICHMOND AMERICAN HOMES OF ILLINOIS, INC.
RICHMOND AMERICAN HOMES OF MARYLAND, INC.
RICHMOND AMERICAN HOMES OF NEVADA, INC.
RICHMOND AMERICAN HOMES OF NEW JERSEY, INC.
RICHMOND AMERICAN HOMES OF PENNSYLVANIA, INC.
RICHMOND AMERICAN HOMES OF TEXAS, INC.
RICHMOND AMERICAN HOMES OF UTAH, INC.
RICHMOND AMERICAN HOMES OF VIRGINIA, INC.
RICHMOND AMERICAN HOMES OF WEST VIRGINIA, INC.

By:	/s/ Paris G. Reece III
	Name:	Paris G. Reece III
	Title:	An authorized officer or representative

Amended and Restated Distribution Agreement

CONFIRMED AND ACCEPTED,
as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian Bednarski

Authorized Signatory
Amended and Restated Distribution Agreement

BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang

Authorized Signatory
Amended and Restated Distribution Agreement

BNP PARIBAS

By:	/s/ Jim Turner

Authorized Signatory
Amended and Restated Distribution Agreement

COMERICA SECURITIES

By:	/s/ Susan Janson

Authorized Signatory
Amended and Restated Distribution Agreement

CREDIT SUISSE FIRST BOSTON LLC

By:	/s/ [illegible]

Authorized Signatory
Amended and Restated Distribution Agreement

DEUTSCHE BANK SECURITIES INC.

By:	/s/ [illegible]

Authorized Signatory

By:	/s/ R.Scott Flieger

Authorized Signatory
Amended and Restated Distribution Agreement

GREENWICH CAPITAL MARKETS, INC.

By:	/s/ Stewart Whitman

Authorized Signatory
Amended and Restated Distribution Agreement

J.P. MORGAN SECURITIES INC.

By:	/s/ Robert Bottamedi

Authorized Signatory
Amended and Restated Distribution Agreement

MCDONALD INVESTMENTS INC.

By:	/s/ Joe Chinnici III

Authorized Signatory
Amended and Restated Distribution Agreement

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Brian R. Hogan, Jr.

Authorized Signatory
Amended and Restated Distribution Agreement

SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS

By:	/s/ Jim Stathis

Authorized Signatory
Amended and Restated Distribution Agreement

UBS SECURITIES LLC

By:	/s/ Christian Stewart

Authorized Signatory

By:	/s/ Jordan Matusow

Authorized Signatory
Amended and Restated Distribution Agreement

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Jim Stenson

Authorized Signatory
Amended and Restated Distribution Agreement